                                                                     EXHIBIT 4.2


                                 FIRST AMENDMENT
                                 ---------------

            This First Amendment (this "AMENDMENT") to the Credit Agreement (as defined below) is entered into as of September 24, 1999 by and among MacDERMID, INCORPORATED, a Connecticut corporation (the "COMPANY"), the several financial institutions from time to time party to this Agreement (collectively, the "LENDERS"; individually, a "LENDER"), and BANK OF AMERICA, N.A., f/k/a/ Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., as letter of credit issuing bank, swing line lender and administrative agent for the Lenders (the "ADMINISTRATIVE AGENT"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as defined below).

                                    RECITALS
                                    --------

            WHEREAS, the Company, Lenders and Administrative Agent are party to the Second Amended and Restated Multicurrency Credit Agreement, dated as of October 25, 1998, amended and restated as of December 15, 1998 and further amended and restated as of June 15, 1999 (as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and in effect, the "CREDIT AGREEMENT"); and

            WHEREAS, the Company, the Administrative Agent and the Lenders desire to enter into certain amendments to the Credit Agreement as specified below;

            NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

            SECTION 1.  AMENDMENT.

                  (a) CLAUSE (i) of SECTION 2.07 of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following new CLAUSE (i):

                  "(i) The Aggregate PTI Term Loan Commitment and the PTI
            Revolver Increase Commitment shall be terminated and reduced to zero in the event that:

                         (I) the PTI Merger has not been consummated on or prior
                  to November 12, 1999; and

                        (II) the PTI Funding Date has not occurred on or prior
                  to November 12, 1999."

                  (b) Pursuant to SECTION 7.14(d) of the Credit Agreement, the Administrative Agent hereby consents to the First Amendment to the Merger Agreement

     (as hereinafter defined) in the form presented to the Administrative Agent together with a Second Amendment to the Merger Agreement which is limited solely to extending the termination date in SECTION 9 of such Merger Agreement.

            SECTION 2.  REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                  (a) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

            SECTION 3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

            SECTION 4. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

            SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

            SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date first written above after receipt by the Administrative Agent of the following:

              (a) executed signature pages for this Amendment signed by the Company, the Subsidiary Guarantors, the Administrative Agent and the Lenders with PTI Term Loan Commitments and PTI Revolver Increase Commitments; and

              (b) receipt by the Administrative Agent of a certified copy of the Second Amendment to that certain Plan and Agreement of Merger dated as of February 18, 1999 (the "MERGER AGREEMENT") by and among the Company, MCD Acquisition Corp., PTI, Inc., and Citicorp Venture Capital, Ltd., extending the termination date in SECTION 9 of the Merger Agreement through at least October 29, 1999.

            SECTION 7. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that:

            (a) The execution, delivery and performance by the Company and the Subsidiary Guarantors of this Amendment have been duly authorized by all necessary corporate action and this Amendment constitutes the legal, valid and binding obligation of each such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

            (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

            (c) Both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            SECTION 8. REAFFIRMATION OF GUARANTIES. Each Subsidiary Guarantor as a guarantor of the Obligations under the Subsidiary Guaranty and the other Loan Documents, hereby reaffirms its continuing obligations and liabilities thereunder, and agrees that such Subsidiary Guaranty and the other Loan Documents shall remain in full force and effect and cover and extend to all Obligations under the Credit Agreement (as amended hereby).

            SECTION 9. FACSIMILE TRANSMISSION COUNTERPARTS. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          MacDERMID, INCORPORATED

                                          By:   /s/ JOHN L. CORDANI
                                              --------------------------

                                          Name: John L. Cordani
                                                ------------------------

                                          Title: Secretary
                                                 -----------------------




                                          MacDERMID TOWER, INC.
                                          MacDERMID TARTAN, INC.
                                          MacDERMID ACUMEN, INC.
                                          MacDERMID EQUIPMENT, INC.
                                          MacDERMID SOUTH ATLANTIC, INC.
                                          MacDERMID OVERSEAS ASIA,
                                           LIMITED
                                          MacDERMID EUROPE, INC.
                                          MacDERMID DELAWARE, INC.
                                          MacDERMID INVESTMENTS
                                           CORPORATION
                                          ELNIC, INC.
                                          MacDERMID SOUTH AMERICA, INC.
                                           SPECIALTY POLYMERS, INC.
                                          ECHO INVESTMENTS, INC.
                                          MCD ACQUISITION CORP.
                                          W. CANNING, INC.
                                          W. CANNING USA, LLC
                                          CANNING GUM, LLC

                                          By:  /s/ John L. Cordani
                                               -----------------------------

                                          Name: John L. Cordani
                                               -----------------------------

                                          Title: Secretary
                                                 ---------------------------

                                      BANK OF AMERICA, N.A., f/k/a BANK
                                      OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, successor by
                                      merger to BANK OF AMERICA, N.A.,
                                      f/k/a NATIONSBANK, N.A.,

                                             as Administrative Agent

                                       By:  /s/ EILEEN C. HIGGINS
                                           -------------------------------

                                      Name: Eileen C. Higgins
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------



                                      BANK OF AMERICA, N.A., f/k/a BANK
                                      OF AMERICA NATIONAL TRUST AND
                                      SAVINGS ASSOCIATION, successor by
                                      merger to BANK OF AMERICA, N.A.,
                                      f/k/a NATIONSBANK, N.A.,
                                      Individually as a Lender, the Swing Line
                                      Lender and as the Issuing Bank

                                      By:   /s/ EILEEN C. HIGGINS
                                          --------------------------------

                                      Name: Eileen C. Higgins
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------

                                      BANKBOSTON, N.A., as Documentation Agent and as a Lender

                                      By: /s/ DONALD W. PETERS
                                          --------------------------------

                                      Name: Donald W. Peters
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      FLEET NATIONAL BANK, as Syndication Agent and as a Lender

                                      By: /s/ DEANNE M. HORN
                                          --------------------------------

                                      Name: Deanne M. Horn
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      THE BANK OF NEW YORK, as Co-Agent and as a Lender

                                      By: /s/ GERALDINE TURKINGTON
                                          --------------------------------

                                      Name: Geraldine Turkington
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      FIRST UNION NATIONAL BANK, as Co-Agent
                                      and as a Lender

                                      By: /s/ ROBERT A. BROWN
                                          --------------------------------

                                      Name: Robert A. Brown
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------

                                      LLOYDS BANK PLC, MIAMI, as Co-Agent and
                                      as a Lender

                                      By: /s/ WINDSOR R. DAVIES
                                          --------------------------------

                                      Name: Windsor R. Davies
                                           -------------------------------

                                      Title: Director, Corporate
                                             Banking, USA
                                             D061
                                             -----------------------------


                                      LLOYDS BANK PLC, MIAMI, as Co-Agent and
                                      as a Lender

                                      By: /s/ PAUL D. BRIAMONTE
                                          --------------------------------

                                      Name: Paul D. Briamonte
                                           -------------------------------

                                      Title: Director-Project
                                             Finance (USA)
                                             B374
                                             -----------------------------


                                      THE CHASE MANHATTAN BANK


                                      By: /s/ STACEY L. HAIMES
                                          --------------------------------

                                      Name: Stacey L. Haimes
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------

                                      COMERICA BANK


                                      By: /s/ KIMBERLY S. KERSTEN
                                          --------------------------------

                                      Name: Kimberly S. Kersten
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      BANK ONE, N.A. (f/k/a/ THE FIRST NATIONAL
                                      BANK OF CHICAGO)

                                      By: /s/ STEPHEN E. McDONALD
                                          --------------------------------

                                      Name: Stephen E. McDonald
                                           -------------------------------

                                      Title: Senior Vice President
                                             -----------------------------

                                      ABN AMRO BANK N.V.


                                      By: /s/ GEORGE DUGAN
                                          --------------------------------

                                      Name: George Dugan
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      ABN AMRO BANK N.V.


                                      By: /s/ PATRICIA CHRISTY
                                          --------------------------------

                                      Name: Patricia Christy
                                           -------------------------------

                                      Title: Assistant Vice President
                                             -----------------------------

                                      BANK OF MONTREAL


                                      By: /s/ L.A. DURNING
                                          --------------------------------

                                      Name: L.A. Durning
                                           -------------------------------

                                      Title: Portfolio Manager
                                             -----------------------------

                                      BANK OF TOYKO-MITSUBISHI TRUST
                                      COMPANY


                                      By: /s/ PAMELA DONNELLY
                                          --------------------------------

                                      Name: Pamela Donnelly
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------

                                      DG BANK DEUTSCHE
                                      GENOSSENSCHAFTSBANK AG, CAYMAN
                                      ISLAND BRANCH


                                      By: /s/ STEPHEN SANTORA
                                          --------------------------------

                                      Name: Stephen Santora
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      DG BANK DEUTSCHE
                                      GENOSSENSCHAFTSBANK AG, CAYMAN
                                      ISLAND BRANCH


                                      By: /s/ RICHARD WILBERT
                                          --------------------------------

                                      Name: Richard Wilbert
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------

                                      THE ROYAL BANK OF SCOTLAND plc


                                      By: /s/ SCOTT BARTON
                                          --------------------------------

                                      Name: Scott Barton
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------

                                      UNICREDITO ITALIANO S.p.A., New York
                                      Branch


                                      By: /s/ NICOLA LONGO DENTE
                                          --------------------------------

                                      Name: Nicola Longo Dente
                                           -------------------------------

                                      Title: First Vice President
                                             -----------------------------

                                      UNICREDITO ITALIANO S.p.A., New York
                                      Branch

                                      By: /s/ SAIYED A. ABBAS
                                          --------------------------------

                                      Name: Saiyed A. Abbas
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      HSBC BANK USA

                                      By: /s/ JOHAN SORENSON
                                          --------------------------------

                                      Name: Johan Sorenson
                                           -------------------------------

                                      Title: Vice President
                                             -----------------------------


                                      FORTIS (USA) FINANCE LLC
                                      (f/k/a/ GENERALE (USA) FINANCE LLC)


                                      By: /s/ EDDIE MATTHEWS
                                          --------------------------------

                                      Name: Eddie Matthews
                                           -------------------------------

                                      Title: Senior Vice President
                                             -----------------------------


                                      By: /s/ DAVID SNYDER
                                          --------------------------------

                                      Name: David Snyder
                                           -------------------------------

                                      Title: Senior Vice-President
                                             -----------------------------